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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                SEPTEMBER 9, 1996




                                  PROCEPT, INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                          0-21134               04-2893483
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                  Number)             Identification No.)




               840 MEMORIAL DRIVE, CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (617) 491-1100










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ITEM 5.    OTHER EVENTS.
           -------------

            On September 9, 1996, Procept, Inc. ("Procept") announced that it had restructured its research and development operations. Procept hereby incorporates by reference the contents of its press release dated September 9, 1996, filed as Exhibit 99.1 to this report.

            In addition, on September 10, 1996, Procept announced plans to develop a topical microbicide women can use vaginally to help prevent HIV infection and other sexually transmitted diseases. Procept hereby incorporates by reference the contents of its press release dated September 10, 1996, filed as Exhibit 99.2 to this report.











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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 18, 1996                 PROCEPT, INC.


                                          By: /s/ Michael J. Higgins
                                              --------------------------------
                                              Michael J. Higgins
                                              Vice President, Finance
                                                 and Chief Financial Officer









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                                  EXHIBIT INDEX

EXHIBIT                                                             SEQUENTIAL
  NO.            DESCRIPTION                                          PAGE NO.
- -------          -----------                                        ----------

99.1         Press release dated September 9, 1996.  Filed herewith.     5

99.2         Press release dated September 10, 1996.  Filed herewith.    6